                                                                    Exhibit 99.1

       Student Loan Finance Corporation
       Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

       Education Loans Incorporated - 1999-1 Indenture
       Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended August 31, 2001

I.     Noteholder Information
       ----------------------

A.     Identification of Notes
       -----------------------

       Series      Description                                                              Cusip #                Due Date
       ----------------------------------------------------------------------------------------------------------------------------
       1999-1A     Senior Auction Rate Notes..............................................  280907AP1............  December 1, 2035
       1999-1B     Senior Auction Rate Notes..............................................  280907AQ9............  December 1, 2035
       1999-1C     Subordinate Auction Rate Notes.........................................  280907AR7............  December 1, 2035
       2000-1A     Senior Auction Rate Notes..............................................  280907AS5............  December 1, 2035
       2000-1B     Senior Auction Rate Notes..............................................  280907AT3............  December 1, 2035
       2000-1C     Subordinate Auction Rate Notes.........................................  280907AU0............  December 1, 2035
       2001-1A     Senior Auction Rate Notes..............................................  280907AV8............  December 1, 2035
       2001-1B     Senior Auction Rate Notes..............................................  280907AW6............  December 1, 2035
       2001-1C     Subordinate Auction Rate Notes.........................................  280907AX4............  December 1, 2035

B.     Notification of Redemption Call of Notes
       ----------------------------------------

       Series 1999-1:
         None
       Series 2000-1:
         None
       Series 2001-1:
         None

C.     Principal Outstanding - August, 2001
       ------------------------------------

                                Principal              Principal                  Principal              Principal
                             Outstanding,               Borrowed                   Payments           Outstanding,
       Series              Start of Month           During Month               During Month           End of Month
       ------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A          $ 78,000,000.00                  $0.00                      $0.00        $ 78,000,000.00
         1999-1B            39,000,000.00                   0.00                       0.00          39,000,000.00
         1999-1C             9,300,000.00                   0.00                       0.00           9,300,000.00
                   ------------------------------------------------------------------------------------------------
         Total             126,300,000.00                   0.00                       0.00         126,300,000.00
                   ------------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A            54,100,000.00                   0.00                       0.00          54,100,000.00
         2000-1B            54,100,000.00                   0.00                       0.00          54,100,000.00
         2000-1C            22,000,000.00                   0.00                       0.00          22,000,000.00
                   ------------------------------------------------------------------------------------------------
         Total             130,200,000.00                   0.00                       0.00         130,200,000.00
                   ------------------------------------------------------------------------------------------------
       Series 2001-1:
         2001-1A            79,000,000.00                   0.00                       0.00          79,000,000.00
         2001-1B            79,000,000.00                   0.00                       0.00          79,000,000.00
         2001-1C            23,800,000.00                   0.00                       0.00          23,800,000.00
                   ------------------------------------------------------------------------------------------------
         Total             181,800,000.00                   0.00                       0.00         181,800,000.00
                   ------------------------------------------------------------------------------------------------
       Totals             $438,300,000.00                  $0.00                      $0.00        $438,300,000.00
                   ================================================================================================

D.     Accrued Interest Outstanding - August, 2001
       -------------------------------------------

                         Accrued Interest               Interest               Interest       Accrued Interest             Interest
                             Outstanding,                Accrued               Payments           Outstanding,           Rate As Of
       Series              Start of Month           During Month           During Month           End of Month         End Of Month
       -----------------------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A              $ 57,178.33          $  250,076.67          $  228,713.33            $ 78,541.67             3.62500%
         1999-1B                29,044.17             126,457.50             116,176.67              39,325.00             3.63000%
         1999-1C                 7,016.33              30,736.50              28,065.33               9,687.50             3.75000%
                   --------------------------------------------------------------------------------------------
         Total                  93,238.83             407,270.67             372,955.33             127,554.17
                   --------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                74,823.31             175,299.02             161,157.89              88,964.44             3.70000%
         2000-1B                34,173.17             173,991.61             159,474.78              48,690.00             3.60000%
         2000-1C                30,983.33              72,905.56              66,733.33              37,155.56             3.80000%
                   --------------------------------------------------------------------------------------------
         Total                 139,979.81             422,196.19             387,366.00             174,810.00
                   --------------------------------------------------------------------------------------------
       Series 2001-1:
         2001-1A                16,677.78             257,715.56             258,505.56              15,887.78             3.62000%
         2001-1B                16,677.78             258,505.55                   0.00             275,183.33             3.80000%
         2001-1C                 5,156.67              79,663.88              79,928.33               4,892.22             3.70000%
                   --------------------------------------------------------------------------------------------
          Total                 38,512.23             595,884.99             338,433.89             295,963.33
                   --------------------------------------------------------------------------------------------
       Totals                 $271,730.87          $1,425,351.85          $1,098,755.22            $598,327.50
                   ============================================================================================

E.     Net Loan Rates for Next Interest Period
       ---------------------------------------

                          Interest Period
       Series               Starting Date          Net Loan Rate
       ----------------------------------------------------------
       Series 1999-1:
         1999-1A                17-Oct-01                 10.52%
         1999-1B                17-Oct-01                 10.56%
         1999-1C                17-Oct-01                 10.29%
       Series 2000-1:
         2000-1A                11-Oct-01                  9.50%
         2000-1B                18-Oct-01                 10.20%
         2000-1C                11-Oct-01                  9.30%
       Series 2001-1:
         2001-1A                27-Sep-01         Not Applicable
         2001-1B                04-Oct-01         Not Applicable
         2001-1C                27-Sep-01         Not Applicable

F.     Noteholders' Carry-Over Amounts - August, 2001
       ----------------------------------------------

                               Carry-Over                                                               Carry-Over
                                 Amounts,              Additions                   Payments               Amounts,
       Series              Start of Month           During Month               During Month           End of Month
       ------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                    $0.00                  $0.00                      $0.00                  $0.00
         1999-1B                     0.00                   0.00                       0.00                   0.00
         1999-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                     0.00                   0.00                       0.00                   0.00
         2000-1B                     0.00                   0.00                       0.00                   0.00
         2000-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Series 2001-1:
         2001-1A                     0.00                   0.00                       0.00                   0.00
         2001-1B                     0.00                   0.00                       0.00                   0.00
         2001-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Totals                       $0.00                  $0.00                      $0.00                  $0.00
                   ================================================================================================

G.     Noteholders' Accrued Interest on Carry-Over Amounts - August, 2001
       ------------------------------------------------------------------

                                  Accrued               Interest                   Interest                Accrued
                                Interest,                Accrued                   Payments              Interest,
       Series              Start of Month           During Month               During Month           End of Month
       ------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                    $0.00                  $0.00                      $0.00                  $0.00
         1999-1B                     0.00                   0.00                       0.00                   0.00
         1999-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                     0.00                   0.00                       0.00                   0.00
         2000-1B                     0.00                   0.00                       0.00                   0.00
         2000-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Series 2001-1:
         2001-1A                     0.00                   0.00                       0.00                   0.00
         2001-1B                     0.00                   0.00                       0.00                   0.00
         2001-1C                     0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
         Total                       0.00                   0.00                       0.00                   0.00
                   ------------------------------------------------------------------------------------------------
       Totals                       $0.00                  $0.00                      $0.00                  $0.00
                   ================================================================================================

II.    Fund Information
       ----------------

A.     Reserve Funds - August, 2001
       ----------------------------

                                                                                                            Amount
                                                                                                    --------------
       Balance, Start of Month...................................................................... $6,574,500.00
       Additions During Month (From Issuance of Notes)..............................................          0.00
       Less Withdrawals During Month................................................................          0.00
                                                                                                     --------------
       Balance, End of Month........................................................................ $6,574,500.00
                                                                                                     ==============

B.     Capitalized Interest Accounts - August, 2001
       --------------------------------------------

                                                                                                           Amount
                                                                                                     --------------
       Balance, Start of Month...................................................................... $4,292,743.15
       Additions During Month (From Issuance of Notes)..............................................          0.00
       Less Withdrawals During Month................................................................          0.00
                                                                                                     --------------
       Balance, End of Month........................................................................ $4,292,743.15
                                                                                                     ==============


C.     Acquisition Accounts - August, 2001
       -----------------------------------
                                                                                                            Amount
                                                                                                   ----------------
       Balance, Start of Month...................................................................  $ 41,346,606.75
       Additions During Month....................................................................        55,671.70
       Less Withdrawals for Initial Purchase of Eligible Loans:
         Principal Acquired......................................................................             0.00
         Accrued Income..........................................................................             0.00
         Premiums and Related Acquisition Costs..................................................             0.00
       Less Withdrawals for Eligible Loans:
         Principal Acquired......................................................................   (11,045,799.29)
         Premiums and Related Acquisition Costs..................................................      (139,570.37)
                                                                                                   ----------------
       Balance, End of Month.....................................................................  $ 30,216,908.79
                                                                                                   ================

D.     Alternative Loan Guarantee Accounts - August, 2001
       --------------------------------------------------
                                                                                                            Amount
                                                                                                     --------------
       Balance, Start of Month...................................................................    $2,648,092.03
       Additions During Month (Initial Purchase of Student Loans)................................             0.00
       Guarantee Fees Received (Refunded) During Month...........................................         2,066.92
       Interest Received During Month............................................................         7,108.42
       Other Additions During Month..............................................................         3,262.41
       Less Withdrawals During Month for Default Payments........................................      (232,976.02)
                                                                                                     --------------
       Balance, End of Month.....................................................................    $2,427,553.76
                                                                                                     ==============

III.   Student Loan Information
       ------------------------

A.     Student Loan Principal Outstanding - August, 2001
       -------------------------------------------------

                                                                                                            Amount
                                                                                                   ----------------
       Balance, Start of Month.................................................................... $352,166,381.65
       Initial Purchase of Eligible Loans.........................................................            0.00
       Transfers..................................................................................            0.00
       Loans Purchased / Originated...............................................................   11,045,799.29
       Capitalized Interest.......................................................................      242,722.72
       Less Principal Payments Received...........................................................   (5,530,592.73)
       Less Defaulted Alternative Loans Transferred...............................................     (221,648.36)
       Other Increases (Decreases)................................................................       (3,882.01)
                                                                                                   ----------------
       Balance, End of Month...................................................................... $357,698,780.56
                                                                                                   ================

B.     Composition of Student Loan Portfolio as of August 31, 2001
       -----------------------------------------------------------

                                                                                                            Amount
                                                                                                   ----------------
          ........................................................................................
       Aggregate Outstanding Principal Balance.................................................... $357,698,780.56
       Number of Borrowers........................................................................          53,486
       Average Outstanding Principal Balance Per Borrower......................................... $         6,688
       Number of Loans (Promissory Notes).........................................................         107,527
       Average Outstanding Principal Balance Per Loan............................................. $         3,327
       Weighted Average Interest Rate.............................................................            6.31%


C.     Distribution of Student Loan Portfolio by Loan Type as of August 31, 2001
       -------------------------------------------------------------------------
                                                                                Outstanding
                                                                                  Principal
       Loan Type                                                                    Balance                Percent
       ------------------------------------------------------------------------------------------------------------
       Stafford - Subsidized............................................... $146,288,254.18                  40.9%
       Stafford - Unsubsidized.............................................   89,138,900.39                  24.9%
       Stafford - Nonsubsidized............................................        1,026.82                   0.0%
       PLUS................................................................   29,564,684.33                   8.3%
       SLS.................................................................      109,021.90                   0.0%
       Consolidation.......................................................   22,224,864.44                   6.2%
       Alternative.........................................................   70,372,028.50                  19.7%
                                                                            ---------------------------------------
       Total............................................................... $357,698,780.56                 100.0%
                                                                            =======================================

D.     Distribution of Student Loan Portfolio by Interest Rate as of August 31, 2001
       -----------------------------------------------------------------------------

                                                                                Outstanding
                                                                                  Principal
       Interest Rate                                                                Balance                Percent
       ------------------------------------------------------------------------------------------------------------
          .................................................................
       Less Than 5.00%..................................................... $          0.00                   0.0%
       5.00% to 5.49%......................................................   89,950,356.12                  25.1%
       5.50% to 5.99%......................................................   80,233,046.61                  22.4%
       6.00% to 6.49%......................................................   54,928,514.65                  15.4%
       6.50% to 6.99%......................................................   79,857,047.85                  22.3%
       7.00% to 7.49%......................................................   19,713,851.51                   5.5%
       7.50% to 7.99%......................................................    6,545,841.61                   1.8%
       8.00% to 8.49%......................................................   22,882,165.26                   6.4%
       8.50% to 8.99%......................................................            0.00                   0.0%
       9.00% to 9.49%......................................................    2,641,201.91                   0.7%
       9.50% or Greater....................................................      946,755.04                   0.3%
                                                                            ---------------------------------------
       Total............................................................... $357,698,780.56                 100.0%
                                                                            =======================================

E.     Distribution of Student Loan Portfolio by Borrower Payment Status as of August 31, 2001
       ---------------------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Borrower Payment Status                                                               Balance       Percent
       ------------------------------------------------------------------------------------------------------------
       School....................................................................... $ 85,208,425.04         23.8%
       Grace........................................................................   49,879,268.09         13.9%
       Repayment....................................................................  180,514,007.44         50.5%
       Deferment....................................................................   30,304,510.85          8.5%
       Forbearance..................................................................   11,792,569.14          3.3%
                                                                                     ------------------------------
       Total........................................................................ $357,698,780.56        100.0%
                                                                                     ==============================

F.     Distribution of Student Loan Portfolio by Delinquency Status as of August 31, 2001
       ----------------------------------------------------------------------------------

                                                                          Percent by Outstanding Balance
                                                                 --------------------------------------------------
                                                                     Outstanding          Excluding
                                                                       Principal       School/Grace   All Loans in
       Delinquency Status                                                Balance       Status Loans      Portfolio
       ------------------------------------------------------------------------------------------------------------
       31 to 60 Days............................................  $10,374,507.81               4.7%           2.9%
       61 to 90 Days............................................    4,029,677.56               1.8%           1.1%
       91 to 120 Days...........................................    2,269,625.93               1.0%           0.6%
       121 to 180 Days..........................................    3,351,482.76               1.5%           0.9%
       181 to 270 Days..........................................    3,286,329.45               1.5%           0.9%
       Over 270 Days............................................      785,707.46               0.4%           0.2%
       Claims Filed, Not Yet Paid...............................      537,824.79               0.2%           0.2%
                                                                  -------------------------------------------------
       Total....................................................  $24,635,155.76              11.1%           6.9%
                                                                  =================================================

G.     Distribution of Student Loan Portfolio by Guarantee Status as of August 31, 2001
       --------------------------------------------------------------------------------

                                                                                Outstanding
                                                                                  Principal
       Guarantee Status                                                             Balance                Percent
       ------------------------------------------------------------------------------------------------------------
       FFELP Loan Guaranteed 100%.......................................... $    869,227.41                   0.2%
       FFELP Loan Guaranteed 98%...........................................  286,457,524.65                  80.1%
       Alternative Loans Non-Guaranteed....................................   70,372,028.50                  19.7%
                                                                            ---------------------------------------
       Total............................................................... $357,698,780.56                 100.0%
                                                                            =======================================

H.     Distribution of Student Loan Portfolio by Guarantee Agency as of August 31, 2001
       --------------------------------------------------------------------------------

                                                                                Outstanding
                                                                                  Principal
       Guarantee Agency                                                             Balance                Percent
       ------------------------------------------------------------------------------------------------------------
       Education Assistance Corporation.................................... $167,181,265.53                  46.7%
       Great Lakes Higher Education Corporation............................   67,684,374.98                  18.9%
       California Student Aid Commission...................................   18,817,764.68                   5.3%
       Student Loans of North Dakota.......................................    7,625,984.42                   2.1%
       Texas GSLC..........................................................    4,992,283.62                   1.4%
       Pennsylvania Higher Education Assistance
        Agency.............................................................    7,572,024.22                   2.1%
       United Student Aid Funds, Inc.......................................   12,300,367.31                   3.4%
       Other Guarantee Agencies............................................    1,152,687.30                   0.3%
       Alternative Loans Non-Guaranteed....................................   70,372,028.50                  19.7%
                                                                            ---------------------------------------
       Total............................................................... $357,698,780.56                 100.0%
                                                                            =======================================

I.     Fees and Expenses Accrued For / Through  August, 2001
       -----------------------------------------------------
                                                                                  For The 8
                                                                               Months Ended
                                                           August, 2001       Aug. 31, 2001
                                                           ---------------------------------
       Servicing Fees...................................... $312,986.43       $1,679,397.22
       Indenture Trustee Fees..............................    9,130.92           46,537.42
       Broker / Dealer Fees................................   56,646.53          428,929.13
       Auction Agent Fees..................................    7,548.51           37,960.54
       Other Permitted Expenses............................        0.00                0.00
                                                            --------------------------------
       Total............................................... $386,312.39       $2,192,824.31
                                                            ================================

J.     Ratio of Assets to Liabilities as of August 31, 2001
       ----------------------------------------------------

                                                                                     Amount
                                                                            ----------------
       Total Indenture Assets.............................................. $444,722,088.74
       Total Indenture Liabilities.........................................  439,233,797.74
                                                                            ----------------
       Ratio...............................................................          101.25%
                                                                            ================